EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

July 26, 2005

U. S. Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C. 20549

Ladies and Gentlemen:

The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed to be filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Annual Report on Form 10-K (the “Report”) accompanying this letter and is not to be incorporated by reference into any filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

I, J. William Holden, III , the Senior Vice President and Chief Financial Officer of Mirant Americas Generation, LLC (the “Company”), certify that, subject to the qualifications noted below, to the best of my knowledge:

1.                the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mirant Americas Generation, LLC.

Name:	/s/ J. WILLIAM HOLDEN, III
Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Mirant Americas Generation, LLC and will be retained by Mirant Americas Generation, LLC and furnished to the Securities and Exchange Commission or its staff upon request.

Supplemental Information to be Furnished with Reports Filed Pursuant to
Section 15(d) of the Act by Registrants Which Have Not Registered
Securities Pursuant to Section 12 of the Act

No annual report or proxy materials has been sent to securities holders and no such report or proxy material is to be furnished to securities holders subsequent to the filing of the annual report on this Form 10-K.